                                                                    EXHIBIT 99.1

May 19, 2003

TO:      DIRECTORS AND EXECUTIVE OFFICERS OF HANOVER DIRECT, INC.

FROM:    Brian C. Harriss

RE:      Notice of Blackout Period


         As a director or executive officer of Hanover Direct, Inc. (the "Company"), you are subject to the restrictions under Section 306(a) of the Sarbanes-Oxley Act of 2002, which prohibits certain trades during pension fund "blackout" periods. Please note the following:

         1. The prohibition is imposed because: 1) participants in the Company Store Savings and Retirement Plan for Union Employees are not permitted to enter into transactions under the Plan with respect to Company securities because of a change in investment options, a change in record keepers, a change in trustees, a change in custodians, and a change in plan administrators, and a merger with the Company Store Money Purchase Pension Plan; and 2) participants in the Company Store Money Purchase Pension Plan are not permitted to enter into transactions under the Plan with respect to Company securities because of a change in investment options, a change in record keepers, a change in trustees, a change in custodians, and a change in plan administrators, and a merger into the Company Store Savings and Retirement Plan for Union Employees. (Participant notices appear below. See Attachment A and Attachment B.)

         2. You are not permitted to purchase, sell or otherwise acquire or transfer any equity securities of the Company (or derivative securities of those equity securities) during the Blackout Period described below.

         3. The prohibition on sales and other transfers described in Section 2 above applies only to equity securities of the Company (and derivatives of such securities) that you have acquired in connection with your service or employment as a director or executive officer of the Company. It is important to note that any such security you sell or otherwise transfer will be automatically treated as acquired in connection with your service or employment unless you establish that the securities were acquired from another source and that this identification is consistent with your treatment of the securities for tax purposes and all other disclosure and reporting requirements.

         4. The Blackout Period will commence on June 13, 2003 and end the week of August 24, 2003.

         5. If you have any questions regarding this notice, you should contact Charlotte Chappel at 201-272-3335 or Brian Harriss at 201-272-3224.



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                                  ATTACHMENT A
                  IMPORTANT NOTICE CONCERNING YOUR RIGHTS UNDER
                  ---------------------------------------------
                  THE COMPANY STORE MONEY PURCHASE PENSION PLAN
                  ---------------------------------------------
                                   MAY 6, 2003
                                   -----------

This notice is to inform you that The Company Store Money Purchase Pension Plan will be:

         o Merged into The Company Store Savings and Retirement Plan for Union Employees (the merged plan will be renamed "The Company Store Savings and Profit Sharing Plan for Union Employees")
         o        Changing investment options
         o        Changing recordkeepers
         o        Changing trustees
         o        Changing custodians
         o        Changing plan administrators

As a result of these changes, you temporarily will be unable to direct or diversify investments in your individual accounts, obtain a loan from the plan, or obtain a distribution from the plan. This period during which you will be unable to exercise these rights otherwise available under the plan, is called a "blackout period." Whether or not you are planning retirement in the near future, we encourage you to carefully consider how this blackout period may affect your retirement planning, as well as your overall financial plan.

The blackout period for the plan will begin on June 13, 2003 and end the week of August 24th, 2003. You can determine whether the blackout period has ended by calling 1-800-922-9945 between 8:30 a.m. and 10:00 p.m.

During the blackout period, you will be unable to direct or diversify the assets held in your plan account. For this reason, it is very important that you review and consider the appropriateness of your current investments in light of your inability to direct or diversify those investments during the blackout period. For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income and investments. You should be aware that there is a risk to holding substantial portions of your assets in the securities of any one company, as individual securities tend to have wider price swings (up and down, in short periods of time) than investments in diversified funds. Stocks that have wide price swings might have a large loss during the blackout period, and you would not be able to direct the sale of such stocks from your account during the blackout period.

If you have any questions concerning this notice, you should contact:

                                    Charlotte Chappel
                                    Hanover Direct, Inc.
                                    115 River Road, Bldg 10
                                    Edgewater, N.J. 07020
                                    Phone 201/272-3335

                                  ATTACHMENT B
                  IMPORTANT NOTICE CONCERNING YOUR RIGHTS UNDER
                  ---------------------------------------------
        THE COMPANY STORE SAVINGS AND RETIREMENT PLAN FOR UNION EMPLOYEES
        -----------------------------------------------------------------
                                   MAY 6, 2003
                                   -----------

This notice is to inform you that The Company Store Savings and Retirement Plan for Union Employees will be:

         o        Changing investment options
         o        Changing recordkeepers
         o        Changing trustees
         o        Changing custodians
         o        Changing plan administrators

In addition, The Company Store Money Purchase Pension Plan will merge into the plan (which will be renamed The Company Store Savings and Profit Sharing Plan for Union Employees"). As a result of these changes, you temporarily will be unable to direct or diversify investments in your individual accounts, obtain a loan from the plan, or obtain a distribution from the plan. This period during which you will be unable to exercise these rights otherwise available under the plan, is called a "blackout period." Whether or not you are planning retirement in the near future, we encourage you to carefully consider how this blackout period may affect your retirement planning, as well as your overall financial plan.

The blackout period for the plan will begin on June 13, 2003 and end the week of August 24th , 2003. You can determine whether the blackout period has ended by calling 1-800-922-9945 between 8:30 a.m. and 10:00 p.m.

During the blackout period, you will be unable to direct or diversify the assets held in your plan account. For this reason, it is very important that you review and consider the appropriateness of your current investments in light of your inability to direct or diversify those investments during the blackout period. For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income and investments. You should be aware that there is a risk to holding substantial portions of your assets in the securities of any one company, as individual securities tend to have wider price swings (up and down, in short periods of time) than investments in diversified funds. Stocks that have wide price swings might have a large loss during the blackout period, and you would not be able to direct the sale of such stocks from your account during the blackout period.

If you have any questions concerning this notice, you should contact:

                                    Charlotte Chappel
                                    Hanover Direct, Inc.
                                    115 River Road, Bldg 10
                                    Edgewater, N.J. 07020
                                    Phone 201/272-3335